UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 26, 2007
(Date of earliest event reported)

GSAA Home Equity Trust 2007-S1
(Exact name of issuing entity as specified in its charter)

GS Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)

Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Delaware	333-139817-04	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York		10004
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial statements of CIFG Assurance North America, Inc. (“CIFG”) as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 are included in this Form 8-K. The financial statements have been audited by PricewaterhouseCoopers LLP. The consent of PricewaterhouseCoopers LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to GSAA Home Equity Trust 2007-S1, are attached hereto, as Exhibit 23.1. The financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of CIFG as of September 30, 2006 and for the nine month period ended September 30, 2006 are attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

23.1 Consent of PriceWaterhouseCoopers, LLP Independent Auditors of CIFG Assurance North America, Inc.

99.1 Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2 Unaudited financial statements of CIFG as of September 30, 2006 and the nine month period ended September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name:	Michelle Gill
Title:	Vice President

Dated: February 26, 2007

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
1	23	Consent of PricewaterhouseCoopers, LLP, Independent Auditors

1	99	Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

2	99	Unaudited financial statements of CIFG as of September 30, 2006 and the nine month period ended September 30, 2006.